Exhibit 10(cc)

NINTH AMENDMENT
TO AMENDED AND RESTATED
SENIOR SUBORDINATED LOAN AGREEMENT

        This NINTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT (“Ninth Amendment”) is made and entered into as of December 16, 2005 between CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), its subsidiaries party hereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally, as borrowers and WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a Delaware limited partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”).

R E C I T A L S

        A.        Pursuant to that certain Amended and Restated Senior Subordinated Loan Agreement dated as of December 27, 2002, as amended by Waiver, Consent and First Amendment to Amended and Restated Senior Subordinated Loan Agreement dated April 14, 2003, Second Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of April 23, 2004, Consent and Third Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of August 2, 2004, Fourth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of November 8, 2004, Waiver and Fifth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of March 25, 2005, Sixth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of April 30, 2005, Seventh Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of August 1, 2005 and Eighth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of September 30, 2005 (and as further amended, restated or otherwise modified, the “Loan Agreement”) between the Loan Parties and the Lenders, the Lenders and Loan Parties agreed to amend and restate the terms of an existing senior subordinated loan agreement.

        B.        The Loan Parties have further requested, and the Lenders have further agreed, to amend selected provisions of the Loan Agreement upon the terms and conditions hereinafter set forth.

        C.        The Loan Parties, JPMorgan Chase Bank, N.A. (as successor to Bank One, NA), as Agent and the Senior Lenders are entering into a thirteenth amendment to amended and restated credit agreement dated as of the date hereof (the “Senior Thirteenth Amendment”), pursuant to which Senior Lenders, among other things, are agreeing to amend the terms of the Senior Loan Agreement.

        D.        Based upon the foregoing recitals, and without waiving any rights or remedies, Lenders are willing to amend the terms of the Loan Agreement under the terms and conditions expressly set forth herein.

A G R E E M E N T S

        NOW, THEREFORE, in consideration of the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.        Incorporation of Recitals. The foregoing recitals are incorporated herein by reference and made a part of this Ninth Amendment.

        2.        Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement, as amended by this Ninth Amendment.

        3.        Amendment of the Loan Agreement. Subject to the Loan Parties’ performance of their obligations to Lenders hereunder on the date hereof, the parties hereto agree to amend the terms of the Loan Agreement as follows:

(a) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“Additional Loans” mean those certain loans in the original principal amount of $2,000,000 issued by the Loan Parties to each of WBMCF and Craig Wierda upon the occurrence of a Backstop LC Drawing, provided, in the event of a partial drawing upon any Backstop Letter of Credit, only the amount so drawn shall constitute the principal amount of Additional Loans unless and until any further amounts are drawn upon such Backstop Letter of Credit.

“Additional Senior Subordinated Notes” means each of (i) the $1,000,000 in original principal amount senior subordinated note issued by the Loan Parties to WBMCF upon the occurrence of the Backstop LC Drawing; and (ii) the $1,000,000 in original principal amount senior subordinated note issued by the Loan Parties to Craig Wierda upon the occurrence of the Backstop LC Drawing, in each case in the form attached as Exhibit A to the Ninth Amendment; provided, in the event of a partial drawing upon any Backstop Letter of Credit, only the amount so drawn shall constitute the principal amount of Additional Senior Subordinated Notes unless and until any further amounts are drawn upon such Backstop Letter of Credit.

“Backstop LC Drawing” shall have the meaning set forth in the Credit Support Compensation and Draw Agreement.

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“Backstop Letter of Credit” shall have the meaning set forth in the Credit Support Compensation and Draw Agreement.

“Credit Support Compensation and Draw Agreement” means that certain Credit Support Compensation and Draw Agreement dated as of December 16, 2005 by and among the Company, Craig Wierda and WBMFC, as amended, restated or otherwise modified from time to time.

“‘Ninth Amendment” shall mean that certain Ninth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of December 16, 2005, between the Loan Parties and the Lenders as the same may be amended, supplemented, restated or otherwise modified from time to time.

(b) The definition of “Loan” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following new definition:

                                                  “Loan” shall have the meaning set forth in Section 2.1 hereof; provided, following any Backstop LC Drawing, the term Loan shall include the $2,000,000 in Additional Loans issued by the Loan Parties to WBMCF and Craig Wierda upon the occurrence of the Backstop LC Drawing.

        (c)        The definition of “Senior Subordinated Loan Documents” in Section 1.1 of the Loan Agreement is hereby amended by adding the language “Additional Senior Subordinated Notes, Credit Support Compensation and Draw Agreement,” immediately following the phrase “this Agreement,” where such phrase appears in such definition.

(d) The definition of “Senior Subordinated Note” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following new definition:

                                                  “Senior Subordinated Note” shall have the meaning set forth in Section 2.1 hereof; provided, following any Backstop LC Drawing, the term Senior Subordinated Note shall include the $2,000,000 in Additional Senior Subordinated Notes issued by the Loan Parties to WMBCF and Craig Wierda upon the occurrence of the Backstop LC Drawing.

(e) The definition of “Senior Termination Date” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following new definition:

                                                  “Senior Termination Date” shall mean December 31, 2006.

(f) A new Section 2.3(d) is hereby added to the Loan Agreement to read as follows:

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                                                  “(d)        Compensation for Additional Loans. Upon the issuance of the Additional Loans, the Loan Parties agree that in addition to the interest, fees and expenses otherwise due and owing pursuant hereto with respect to Loans hereunder, WBMCF and Craig Wierda will be entitled to additional compensation for such Additional Loans as more fully set forth in the Credit Support Compensation and Draw Agreement and the parties hereto agree that such additional compensation amounts will be deemed Obligations hereunder due and payable in the manner agreed to by the Loan Parties, WBMCF and Craig Wierda.”

(g) Section 6.15 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following new Section 6.15:

“6.15 Capital Expenditures. Not permit the aggregate amount of all Capital Expenditures made by the Loan Parties to exceed $2,860,000 in the Fiscal Year ending on or about December 31, 2006.”

        (h)        Section 6.17 of the Loan Agreement is hereby amended by deleting clauses (a), (b), (c), (d), (e) and (f) thereof, and replacing them with the following new clauses (a), (b), (c), (d), (e) and (f), respectively:

        “(a)        Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio to be less than (i) 0.855 to 1.00 as of the end of the Company’s fiscal quarter ending on or about June 30, 2006, (ii) 0.765 to 1.00 as of the end of the Company’s fiscal quarter ending on or about September 30, 2006, and (iii) 1.125 to 1.00 as of the end of the Company’s fiscal quarter ending on or about December 31, 2006; such ratio to be determined in each case in accordance with GAAP for the period of the single fiscal quarter of the Company then ending.

        (b)        Minimum EBITDA. The Loan Parties shall not permit EBITDA to be less than (i) $720,000 as of the Company’s fiscal quarter ending on or about March 31, 2006, (ii) $2,160,000 as of the Company’s fiscal quarter ending on or about June 30, 2006, (iii) $3,420,000 as of the Company’s fiscal quarter ending on or about September 30, 2006, and (iv) $5,400,000 as of the Company’s fiscal quarter ending on or about December 31, 2006; such amount to be determined in each case in accordance with GAAP for the period from January 1, 2006 through such fiscal quarter of the Company then ending.

        (c)        Senior Debt to EBITDA Ratio. The Loan Parties shall not permit the Senior Debt to EBITDA Ratio to be greater than (i) 5.225 to 1.00 as of the end of each of the Company’s fiscal quarters ending on or about March 31, 2006 and June 30, 2006, respectively, (ii) 4.95 to 1.00 as of the end of the Company’s fiscal quarter ending on or about September 30, 2006, and (iii) 3.575 to 1.00 as of the end of the Company’s fiscal quarter ending on or about December 31, 2006; such ratio to be determined in each case in accordance with GAAP using the ratio of Senior Debt as of the end of the applicable period to EBITDA for the period of four consecutive fiscal quarters of the Company then ending.

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        (d)        Total Debt to EBITDA Ratio. The Loan Parties shall not permit the Total Debt to EBITDA Ratio to be greater than (i) 11.275 to 1.00 as of the end of each of the Company’s fiscal quarters ending on or about March 31, 2006, June 30, 2006 and September 30, 2006, respectively, and (ii) 8.25 to 1.00 as of the end of the Company’s fiscal quarter ending on or about December 31, 2006; such ratio to be determined in each case in accordance with GAAP using the ratio of Total Debt as of the end of the applicable period to EBITDA for the period of four consecutive fiscal quarters of the Company then ending.

        (e)        Total Liabilities to Tangible Capital Funds Ratio. The Loan Parties shall not permit the Total Liabilities to Tangible Capital Funds Ratio to be greater than (i) 17.60 to 1.00 as of the end of any calendar month from and including January, 2006 to and including May, 2006, (ii) 16.775 to 1.00 as of the end of any calendar month from and including June, 2006 to and including August, 2006, (iii) 13.475 to 1.00 as of the end of any calendar month from and including September, 2006 to and including November, 2006, and (iv) 11.275 to 1.00 as of the end of December, 2006; such ratio to be determined in each case in accordance with GAAP as of such month-end.

        (f)        Adjusted Working Capital. The Loan Parties shall not permit Adjusted Working Capital to be less than (i) negative $15,400,000 as of the end of any calendar month from and including January, 2006 to and including May, 2006, (ii) negative $15,125,000 as of the end of any calendar month from and including June, 2006 to and including August, 2006, (iii) negative $14,300,000 as of the end of any calendar month from and including September, 2006 to and including November, 2006, and (iv) negative $13,200,000 as of the end of December, 2006; such amount to be determined in each case in accordance with GAAP as of such month-end.”

        4.        Consent to Credit Support Terms. Each of the Lenders signatory hereto hereby acknowledges receipt of a copy of the Credit Support Compensation and Draw Agreement and consents to its terms and to the terms of this Ninth Amendment with respect thereto, including, without limitation, the issuance of Additional Senior Subordinated Notes upon the occurrence of a Backstop LC Drawing.

        5.        Acknowledgement of Outstanding Principal and Accrued Interest. The Loan Parties hereby acknowledge and agree that as of the Ninth Amendment Closing Date, there were $15,360,753 in outstanding Loans under the Loan Agreement.

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        6.        Ninth Amendment Conditions. The Ninth Amendment and the obligations of Lenders contemplated hereby shall be governed by and subject to the following terms and conditions, such date being the (“Ninth Amendment Closing Date”):

        (a)        receipt by WBMCF of this Ninth Amendment to Amended and Restated Senior Subordinated Loan Agreement, duly executed by the Loan Parties and Persons holding 50% interest in the Senior Subordinated Notes outstanding on the Ninth Amendment Closing Date;

        (b)        receipt by WBMCF of copies of all documents evidencing corporate action taken by each Loan Party with respect to the consummation of the transactions contemplated by this Ninth Amendment, including but not limited to, resolutions of the Board of Directors of each Loan Party authorizing the execution, delivery and performance by such Loan Party of this Ninth Amendment;

        (c)        receipt by WBMCF of a certificate of each Loan Party, signed by its chief executive officer or chief financial officer, to the effect that: (i) all of the representations and warranties of such party contained in this Ninth Amendment are true and correct as of the date hereof (except for non material changes to certain schedules previously delivered as of the Second Amendment Effective Date); (ii) such party has complied with and performed all of the terms, covenants and agreements contained in the Senior Subordinated Loan Documents which are to be complied with or performed by such party on or before the date hereof; and (iii) no Event of Default or Potential Event of Default has occurred and is continuing;

        (d)        receipt by WBMCF of the Senior Thirteenth Amendment, certified by the Loan Parties’ president or chief financial officer to be true and correct and in full force and effect and any and all other documents, agreements, certificates and instruments executed or delivered in connection therewith, each in form and substance satisfactory to Lenders in their sole discretion;

        (e)        receipt by WBMCF of such amendments and agreements in respect of the Replacement Notes and any document, instrument or agreement evidencing or executed in connection with any Replacement Notes as shall be acceptable to the Lenders. Notwithstanding the foregoing, the Lenders acknowledge and agree that it shall not be a condition precedent to the effectiveness of this Amendment that any such items be executed and delivered by Thomas Wallace as a holder of Replacement Notes and nor shall it be a condition precedent to the effectiveness of any prior amendment to the Loan Agreement that any similar items otherwise previously required in connection therewith be executed and delivered by Thomas Wallace; provided that (y) nothing herein shall be deemed a waiver of any of the rights or remedies of the Lenders under the Replacement Notes of Thomas Wallace, all of which the Lenders hereby expressly reserve, and (z) this allowance with respect to Thomas Wallace shall be strictly limited as stated above with respect to Thomas Wallace in connection with this Amendment and prior amendments to the Loan Agreement, and nothing herein shall be construed as a waiver of, a consent to or any modification or amendment, or limitation of, any term or condition with respect to any other holder of Replacement Notes or of any rights or remedies of the Lenders under any Replacement Notes of any such other holder, all of which the Lenders hereby expressly reserve;

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        (f)        receipt by WBMCF of copies of the Additional Senior Subordinated Notes for each of WBMCF and Craig Wierda, which Additional Senior Subordinated Notes shall be held in escrow by WBMCF until the earlier of (i) the date of any Backstop LC Drawing, and (ii) the date on which the Backstop Letters of Credit are returned undrawn to each of WBMCF and Craig Wierda; and

(g) receipt by WBMCF of the Credit Support Compensation and Draw Agreement executed by each of the Company, Craig Wierda and WBMCF; and

        (h)        receipt by WBMCF of the execution and delivery or obtainment of such other instruments, documents, agreements, certificates, instruments, consents, waivers, opinions and information as Lenders may reasonably request, all in a form reasonably acceptable to Lenders.

        7.        Representations and Warranties of the Loan Parties. As a further inducement for the Lenders to consent to the transactions contemplated by this Ninth Amendment, the Loan Parties hereby represent and warrant to Lenders that:

(a) The Loan Parties have the requisite power and authority to execute, deliver and carry out this Ninth Amendment and the transactions contemplated hereby.

        (b)        The execution and delivery of this Ninth Amendment, the Senior Thirteenth Amendment and the consummation by the Loan Parties of the transactions contemplated hereby or thereby has been duly authorized by all necessary action and other consents, approvals and the like required on the part of the Loan Parties.

        (c)        Neither the execution and delivery by the Loan Parties of this Ninth Amendment or the Senior Thirteenth Amendment nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Loan Parties with the terms, conditions and provisions hereof or thereof, shall (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon its capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Certificate or Articles of Incorporation or by-laws of the Loan Parties or any law, statute, rule or regulation to which the Loan Parties are subject, or any agreement, instrument, order, judgment or decree to which the Loan Parties are subject.

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        (d)        This Ninth Amendment and the Senior Thirteenth Amendment have been duly and validly executed and delivered by the Loan Parties and constitute legal, valid and binding obligations, and all such obligations of the Loan Parties are enforceable in accordance with their respective terms.

(e) No event has occurred and is continuing and no condition exists which would constitute an Event of Default or Potential Event of Default.

        (f)        All representations and warranties of the Loan Parties in the Loan Agreement remain true and correct as of the date hereof (except for non material changes to certain schedules previously delivered as of the Second Amendment Effective Date) as though originally made on and as of the date hereof and will be true and correct after giving effect to the amendments set forth in Section 3 hereof.

        (g)        Each Loan Party represents that: (a) it has no intention to file or acquiesce in the filing of any bankruptcy or insolvency proceeding hereafter, absent Lender’s approval of such proceeding; and (b) the period commencing on the Ninth Amendment Closing Date and ending on the Senior Termination Date is sufficient for such Loan Party to accomplish the commitments it has undertaken in this Ninth Amendment.

        8.        Release and Indemnity.

        (a)        Each Loan Party does hereby release and forever discharge each Lender (in such Person’s capacity as a Lender and not in such Person’s capacity as officer, director or Affiliate of a Loan Party) and each Affiliate thereof and each of their respective employees, officers, directors, partners, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Ninth Amendment is signed by any of such parties (i) arising directly or indirectly out of this Ninth Amendment, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between each Loan Party and any Lender or any of its respective directors, partners, officers, agents, employees, attorneys or other representatives.

        (b)        Each Loan Party shall and hereby does indemnify each Lender and each Affiliate thereof and their respective directors, partners, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the execution by any Lender or Loan Party of this Ninth Amendment or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the other Senior Subordinated Loan Documents, and the Loan Parties shall reimburse each Lender and each Affiliate thereof and their respective directors, partners, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified or in connection with disputes exclusively between Lenders.

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        (c)        Without limiting any provision of this Ninth Amendment, it is the express intention of the parties hereto that each Person to be indemnified hereunder or thereunder shall be indemnified and held harmless against any and all losses, liabilities, claims or damages: (i) arising out of or resulting from the sole ordinary or contributory negligence of such Person or (ii) imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Loan Parties hereunder and under the other Senior Subordinated Loan Documents, the obligations of the Loan Parties under this Section 6 shall survive the termination of the Senior Subordinated Loan Documents and the other Senior Subordinated Loan Documents and the payment of the Obligations.

        9.        Miscellaneous.

        (a)        Further Assurances. The Loan Parties shall, from time to time at the request of the Lenders holding a majority in interest of the Loans, do all further acts and things as may in the opinion of such Lenders be necessary or advisable to effectuate the transaction and other matters contemplated hereby, including, without limitation, the modification of or amendment to any other agreements, certificates or instruments to which the Loan Parties are a party.

(b) Notices. All notices and other communications given to or made upon any party hereto in connection with this Ninth Amendment shall be in accordance with Section 8.6 of the Loan Agreement.

        (c)        Joint and Several Liability. Except as specifically set forth herein, the liability of each Loan Party under this Ninth Amendment and the other agreements in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lenders’ rights and remedies hereunder or at law, each Lender may proceed under the Loan Agreement and the other agreements against any one or more of the Loan Parties in their absolute and sole discretion for any of the obligations of the Loan Parties or any other liability or obligation of the Loan Parties arising thereunder.

        (d)        Survival. All representations, warranties, covenants, indemnifications, consents and agreements of the Loan Parties contained herein or made in writing in connection herewith shall survive the execution and delivery of this Ninth Amendment and, except as set forth otherwise herein, shall remain in effect through the date that all amounts due hereunder are paid to Lenders.

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        (e)        Entire Agreement. This Ninth Amendment and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

        (f)        Counterparts. This Ninth Amendment may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a counterpart by facsimile shall be deemed to be delivery of an original counterpart hereto.

(g) Captions. Section captions used in this Ninth Amendment are for convenience only, and shall not affect the construction of this Ninth Amendment.

(h) No Further Amendments. Except as specifically amended hereby, the terms and provisions of the Loan Agreement shall remain in full force and effect.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to Amended and Restated Senior Subordinated Loan Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. By: William Blair Mezzanine Capital Partners III, L.L.C., its general partner

By: /s/ Daniel E. Pansing —————————————— Name: Daniel E. Pansing —————————————— Title: Director ——————————————

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COUNTERPART SIGNATURE PAGE

NINTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

Emilie D. Wierda Living Trust dated 3/1/94 By: /s/ Craig Wierda —————————————— Name: Craig Wierda —————————————— Title: Trustee ——————————————

/s/ William Beckman ————————————————— William Beckman ————————————————— Thomas Wallace

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COUNTERPART SIGNATURE PAGE

NINTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

CRAIG WIERDA GRANTOR RETAINED ANNUITY TRUST, DATED JANUARY 31, 1994 By: /s/ Greg Bego —————————————— Greg Bego, Trustee

EMILIE WIERDA GRANTOR RETAINED ANNUITY TRUST, DATED JANUARY 31, 1994 By: /s/ Greg Bego —————————————— Greg Bego, Trustee

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COUNTERPART SIGNATURE PAGE

NINTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Name: Edmund Walsh —————————————— Title: CFO ——————————————

CLARION REAL ESTATE, LLC. By: /s/ Edmund Walsh —————————————— Name: Edmund Walsh —————————————— Title: CFO ——————————————

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EXHIBIT A
FORM OF ADDITIONAL SENIOR SUBORDINATED NOTE

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement dated as of December 27, 2002 between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME, INCLUDING ANY AGREEMENT ENTERED INTO IN REPLACEMENT THEREOF, TO THE “SUBORDINATION AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND JPMORGAN CHASE BANK, N.A., (in such capacity, the “Agent”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWING BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 14, 2003, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AND AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME INCLUDING ANY AGREEMENT ENTERED INTO IN REPLACEMENT THEREOF; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

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CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$1,000,000

December 16, 2005
Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of [William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership/ Craig Wierda] (“Lender”), the principal sum of One Million Dollars ($1,000,000), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is one of the “Additional Senior Subordinated Notes” and the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement dated as of December 27, 2002 (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)              Interest. (i) During the period from the date of any LC Backstop Drawing through and including the day which is immediately preceding the Current Interest Payment Date, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 15%, and (ii) thereafter, so long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12%; provided, if, on any Quarterly Payment Date following the Current Interest Payment Date, interest is not paid in full because the Interest Payment Test is not met, the Principal shall bear interest from such Quarterly Payment Date until the Quarterly Payment Date upon which interest is permitted to be paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 15%.

(b) Interest Payment or Accrual.

        (i)              Deferred Interest Portion. During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until but not including the Current Interest Payment Date;

        (ii)              Current Interest. On and after the Current Interest Payment Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each Quarterly Payment Date (including the Current Interest Payment Date); provided, if, on any Quarterly Payment Date occurring before June 30, 2007 but following the Current Interest Payment Date, the Interest Payment Test is not met and current interest cannot be paid on the Loans on such date, the Deferred Interest Period shall be reinstated until the next Quarterly Payment Date upon which the Interest Payment Test is met and interest can be paid on a current basis on the Loans (the “Deferred Interest Reinstatement Period”). Notwithstanding anything else herein to the contrary, accrued and unpaid interest on the Principal shall not be payable in cash until the Quarterly Payment Date beginning June 30, 2007. In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

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        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by the Security Agreement and the Mortgage Agreements (as amended, modified or supplemented from time to time, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Escrow of Senior Subordinated Note. Although this Senior Subordinated Note will be issued by the Loan Parties to the Lender as of December 16, 2005, the Lender will not be entitled to rely upon the terms of this Senior Subordinated Note unless the Backstop LC Drawing shall have occurred at which time the provisions of this Senior Subordinated Note shall be in full force and effect. The Lender will hold this Senior Subordinated Note in escrow until the earlier of (a) the date of any Backstop LC Drawing (at which time the Senior Subordinated Note will cease to be held in escrow by Lender and will instead be held by Lender in the ordinary course); and (b) the date the Backstop Letter of Credit is returned by the Senior Agent to Lender undrawn at which time the Senior Subordinated Note will be deemed cancelled and the Senior Subordinated Note returned to the Loan Parties.

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        8.        Miscellaneous.

        (a)        Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)        Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)        The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)        Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)        This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

        (f)        The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

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        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC. By: —————————————— Name: —————————————— Title: ——————————————

CLARION REAL ESTATE, LLC. By: —————————————— Name: —————————————— Title: ——————————————

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